CNI CHARTER FUNDS

     SUPPLEMENT DATED MAY 19, 2005 TO PROSPECTUSES DATED JANUARY 31, 2005

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

On April 5, 2005, the Board of Trustees of CNI Charter Funds (the "Trust") approved the reorganization of the AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund, and AHA Socially Responsible Equity Fund series of AHA Investment Funds, Inc. ("AHA Funds") into newly established identical series of the Trust (the "New Funds"). The reorganization is subject to approval by shareholders of AHA Funds and is expected to be effective on or about October 1, 2005.

CCM Advisors, LLC, an affiliate of City National Asset Management, Inc. ("CNAM"), will be the investment adviser to the New Funds. Cambiar Investors, LLC and Freeman Associates Investment Management LLC will serve as sub-advisers to the new AHA Balanced and Diversified Equity Funds. Patterson Capital Corporation and CNAM will serve as sub-advisers to the new AHA Limited Maturity Fixed Income Fund. Robert W. Baird & Co. Incorporated will serve as sub-adviser to the new AHA Full Maturity Fixed Income and Balanced Funds. SKBA Capital Management, LLC will serve as a sub-adviser to the new AHA Socially Responsible Equity Fund.

When the reorganization is effective, shares of the New Funds will be offered through separate prospectuses. To request a prospectus, shareholders can call 1-800-445-1341 or write to AHA Investment Funds, Inc., c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                       PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SU-010-0100